UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2024

CTO Realty Growth, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-11350	59-0483700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	369 N. New York Ave., Suite 201 Winter Park, Florida (Address of principal executive offices)	32789 (Zip Code)

Registrant’s telephone number, including area code: (407) 904-3324

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CTO	NYSE
6.375% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CTO PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2024, CTO Realty Growth, Inc. (the “Company”) filed Articles Supplementary (the “Additional Series A Articles Supplementary”) to the Company’s charter with the State Department of Assessments and Taxation of Maryland to classify and designate 3,000,000 shares of the Company’s authorized but unissued preferred stock, par value $0.01 per share, as additional shares of 6.375% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, with a liquidation preference of $25.00 per share (the “Series A Preferred Stock”), with the powers, preferences and privileges as set forth in the Articles Supplementary filed as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, filed with the U.S. Securities and Exchange Commission on July 1, 2021 (the “July 2021 Series A Articles Supplementary”). The Additional Series A Articles Supplementary became effective upon filing on March 28, 2024, and upon such effectiveness, the Company was authorized to issue an aggregate of 5,978,808 shares of Series A Preferred Stock (which reflects the previous repurchase by the Company of 21,192 shares of Series A Preferred Stock).

A copy of the Additional Series A Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the information in the July 2021 Series A Articles Supplementary is incorporated into this Item 5.03 by reference. The foregoing description of the terms of the Additional Series A Articles Supplementary in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1 hereto and the July 2021 Series A Articles Supplementary.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Exhibit Description
3.1	Articles Supplementary classifying and designating 3,000,000 additional shares of Series A Preferred Stock

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTO REALTY GROWTH, INC.

By:	/s/ John P. Albright
Name:	John P. Albright
Title:	President and Chief Executive Officer

Date: April 3, 2024